# Agreement - ChanBond

This Agreement (this "**Agreement**"), is made as of October 27, 2015 (the "**Effective Date**"), by and among **Deirdre Leane**, an individual with an address of 2525 Carlisle St., Suite 439, Dallas, Texas 75201 ("**Seller**"), **ChanBond, LLC,** a Delaware limited liability company, of 2633 McKinney Ave., Suite 130-501, Dallas, Texas 75204 ("**ChanBond**") and **UnifiedOnline, Inc.**, a Delaware corporation, of 4126 Leonard Drive, Fairfax, Virginia 22030 ("**Purchaser**"). The parties to this Agreement shall be referred to collectively herein as the "Parties" and separately as a "Party".

W i t n e s s e t h:

WHEREAS, Seller owns 100% of the limited liability company membership interests (the "**Interests**") of **ChanBond**;

WHEREAS, Purchaser wishes to acquire Seller's entire interest in ChanBond, following which Purchaser will become the sole interest holder of ChanBond, all according to the provisions set forth herein below;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereto hereby agree as follows:

## 1. Definitions

1.1 "**Affiliate**" means, with respect to a Party, any Person in any country that directly or indirectly Controls, is Controlled by or is under common Control with such Party. For the purposes of this Agreement, the term "Control" of a Person means ownership, of record or beneficially, directly or through other Persons, of fifty percent (50%) or more of the voting equity of such Person or, in the case of a non-corporate Person, equivalent interests.

1.2 "**Collateral Agreements**" means all such concurrent or subsequent agreements, documents and instruments, as amended, supplemented, or otherwise modified in accordance with the terms hereof or thereof, including without limitation, the License Agreement, the Pay Proceeds Agreement, the Common Interest Agreement and the Promissory Note.

1.3 **"Contract Rights and Obligations"** means the rights and obligation assigned to ChanBond under the contracts ("**Contracts**") listed on **Schedule 1.3.**

1.4 "**Entity**" means any corporation, partnership, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, Governmental Body (as defined below) or any other legal entity.

1.5 "**Governmental Body**" means any (i) U.S. federal, state, county, municipal, city, town village, district, or other jurisdiction or government of any nature; (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or other entity and any court or other tribunal); or (iii) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

1.6 "**Intellectual Property**" means all domestic or foreign rights in, to and concerning ChanBond's: (i) patents, patent applications, trademarks, service marks, brand names, certification marks, collective marks, d/b/a's, trade dress, logos, symbols, trade names, assumed names, fictitious names, corporate names and other indications or indicia of origin, including translations, adaptations, derivations, modifications, combinations and renewals thereof; (ii) published and unpublished works of authorship, whether copyrightable or not (including databases and other compilations of data or information), copyrights therein and thereto, moral rights, and rights equivalent thereto, including but not limited to, the rights of attribution, assignation and integrity; (iii) trade secrets, confidential and/or proprietary information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, schematics, designs, discoveries, drawings, prototypes, specifications, hardware configurations, customer and supplier lists, financial information, pricing and cost information, financial projections, and business and marketing methods plans and proposals), collectively "**Trade Secrets**"; (iv) computer software, including programs, applications, source and object code, data bases, data, models, algorithms, flowcharts, tables and documentation related to the foregoing; (v) other similar tangible or intangible intellectual property or proprietary rights, information and technology and copies and tangible embodiments thereof (in whatever form or medium); (vi) all applications to register, registrations, restorations, reversions and renewals or extensions of the foregoing; (vii) internet domain names; and (viii) all the goodwill associated with each of the foregoing and symbolized thereby; and (ix) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof.

1.7 "**Lien**" means any mortgage, pledge, security interest, encumbrance, lien, charge or debt of any kind, any trust, any filing or agreement to grant, deposit or file a pledge or financing statement as debtor under applicable law, any subordination arrangement in favor of any Person, or any other Third Party right.

1.8 "**Person**" means any individual or Entity.

1.9 "**Proceeding**" means any claim, suit, litigation, arbitration, mediation, hearing, audit, charge, inquiry, investigation, governmental investigation, regulatory proceeding or other proceeding or action of any nature (whether civil, criminal, legislative, administrative, regulatory, prosecutorial, investigative, or informal) commenced, brought, conducted, or known to be threatened, or heard by or before, or otherwise involving, any Governmental Body, arbitrator or mediator or similar person or body.

1.10 "**Third Party**" means any Person other than a Party or its Affiliates.

## 2. Sale and Purchase of Interests

Subject to the terms and conditions hereof, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser ChanBond and Purchaser shall purchase and accept the assignment, transfer conveyance and delivery of ChanBond from the Seller.

Closing of Sale and Purchase of Interests; Covenants of Purchaser

2.1 Closing. The sale, assignment, transfer and delivery of ChanBond by the Seller and the purchase thereof by the Purchaser, shall take place at a closing, to be held remotely via the exchange of documents and signatures within one business day following the execution of this Agreement (the "**Closing**" and the "**Closing Date**," respectively).

2.2 Transactions at Closing. At the Closing, the following transactions shall occur, which transactions shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

2.2.1 The Seller shall duly execute an interest assignment deed in the form attached hereto as **Schedule 2.2.1** (the "**Transfer Deed**") and shall deliver their respective Transfer Deed to Purchaser;

2.2.2 At Closing, ChanBond shall appoint William R. Carter, Jr. as sole manager ("**Manager**") and thereafter Manager shall have sole and exclusive authority over the business of ChanBond.

2.2.3 Purchaser shall deliver to the Seller copies of resolutions of its Board of Directors in the form attached hereto as **Schedule 2.2.3**, approving, ***inter alia***, the transactions contemplated hereunder and the issuance of the Shares (as defined below) by Purchaser to Seller.

2.2.4 The Collateral Agreements shall have been executed and delivered by the respective parties thereto.

2.2.5 Purchaser shall deliver to the Seller a validly executed share certificate for the Shares (as defined below) issuable in the name of the Seller in such amounts as shall be directed by Seller not less than 72 hours after the Closing.

2.2.6 Purchaser shall deliver to Seller evidence that each Required Approval (as defined below) has been obtained.

2.2.7 Seller, ChanBond and Purchaser shall have entered into the Common Interest Agreement, in the form attached hereto as **Schedule 2.2.7**.

2.2.8 Purchaser shall deliver to Seller the Promissory Note (as defined below), in the form attached hereto as **Schedule 2.2.8**.

2.3 Conditions to Closing. The obligations of each Party to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of the following conditions, any of which may be waived in writing by the Party entitled to the benefit thereof, in whole or in part, to the extent permitted by the applicable law:

2.3.1 No temporary restraining order, preliminary or permanent injunction or other order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction, or other legal restraint or prohibition shall be in effect which prevents the consummation of the transactions contemplated herein, nor shall any proceeding brought by any Governmental Body seeking any of the foregoing be pending, and there shall not be any action

taken, or any law, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated herein illegal.

2.3.2 The representations and warranties of the Seller and Purchaser contained herein shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except for those (i) representations and warranties that are qualified by materiality, which representations and warranties shall be true and correct in all respects and (ii) representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct on and as of such particular date.

2.3.3 Each Party shall have performed or complied in all material respects with all agreements and covenants required by this Agreement and the Collateral Agreements ancillary hereto (collectively, the "**Transaction Documents**") to be performed or complied with by it on or prior to the Closing Date.

2.3.4 Each Party shall have received evidence, in form and substance reasonably satisfactory to it, that any and all approvals of Governmental Bodies and other Third Parties required to have been obtained by a Party to consummate the transactions under the Transaction Documents, if any, have been obtained (each a "**Required Approval**").

2.4 Covenant of Purchaser. Promptly following the Closing, Purchaser shall (a) reimburse Seller for all of their costs and expenses (including reasonable attorneys' fees) incurred by Seller in connection with the consummation of the transactions contemplated by this Agreement and (b) file with the relevant Governmental Bodies all legally required reports in respect of the transactions contemplated under the Transaction Documents, including, but not limited to, the SEC Form 8-K and any Forms 3, Forms 4 or Schedule 13D's.

## 3. Consideration

In consideration for the sale, assignment, transfer and delivery of ChanBond, Purchaser shall pay to the Seller (as directed by Seller) the consideration, as follows:

3.1 Cash Payment. Five million U.S. Dollars ($5,000,000) payable on or before October 27, 2020 (the "**Cash Payment**"). The obligation to make the Cash Payment shall be evidenced by Purchaser's promissory note (the "**Promissory Note**") in the form of Schedule 2.2.8 attached hereto; and

3.2 Shares Payment. Forty-four million, seven hundred thousand (44,700,000) shares of Purchaser's Common Stock (the "**Shares"**) par value of $0.001 each.

3.3 Release. Purchaser for itself, its respective Affiliates, employees, officers, directors, representatives, predecessors in interest, successors and assigns (collectively, the "**Releasing Parties**") knowingly, voluntarily, and irrevocably releases, forever discharges and covenants not to sue the Seller, and their respective Affiliates, employees, officers, directors, representatives, predecessors in interest, successors and assigns (collectively, the "**Released Parties**") from and against any and all rights, claims, losses, lawsuits or causes of action (at law or in equity), liabilities, duties, actions, demands, expenses, breaches of duty, damages,

obligations, proceedings, debts, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, agreements, promises, judgments, and executions of whatever nature, type, kind, description or character (each a "**Claim**"), whether known or unknown, suspected or unsuspected, vested or contingent, past or present, that a Releasing Party ever had, now has or hereafter can, shall or may have against or with respect to the Released Parties or any of them for, upon or by reason of any matter, cause or thing related to or arising from any agreement to which ChanBond is a party or by which it is bound prior to the Closing Date, which are listed on **Schedule 3.3** (the "**Company Agreements**"), except in the case that such Claim arises out of an act of fraud, intentional misconduct or gross negligence on the part of one or more of the Released Parties, as finally determined by a court of competent jurisdiction. For the avoidance of doubt, the Company shall continue to be bound by the Company Agreements and neither the Seller nor any of the Released Parties has or shall have any further obligation or liability under the Company Agreement (other than confidentiality, common interest and other similar provisions). The Releasing Parties hereby waive the benefits of any provisions of the law of any state or territory of the United States, or principle of common law, which provides that a general release does not extend to claims which the Releasing Parties do not know or suspect to exist in its favor at the time of executing the release, which if known to it, may have materially affected the release. It is the intention, understanding and agreement of the Releasing Parties to forever discharge and release all known and unknown, present and future claims within the scope of the releases set forth in this Agreement, provided, however, this Release shall not affect or limit any Claims arising under this Agreement, for enforcement, gross negligence or willful misconduct, fraud, misrepresentation, or similar matters.

## 4. Representations and Warranties of the Seller

The Seller hereby represents and warrants to Purchaser, and acknowledges that Purchaser is entering into this Agreement in reliance thereon, as follows:

4.1 The Seller is the sole lawful owners, beneficially and of record, of ChanBond and ChanBond constitute all of the membership interests in ChanBond, and upon the consummation of the transactions at the Closing, Purchaser will acquire from the Seller, good and marketable title to ChanBond sold by it. There are no preemptive, anti-dilution or other participatory rights of any other parties with respect to the transactions contemplated hereunder.

4.2 The Seller has full and unrestricted legal right, power and authority to enter into and perform their obligations under the Transaction Documents and to sell and transfer ChanBond to Purchaser as provided herein. The Transaction Documents, when executed and delivered by the Seller, shall constitute the valid and legally binding obligation of the Seller, legally enforceable against the Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 The Seller is acquiring the Shares for investment purposes only, for their own account, and not for the benefit of others, nor with any view to, or in connection with any distribution or public offering thereof within the meaning of the U.S. Securities Act of 1933 (the "**Securities Act**").

4.4 The Seller understands that the Shares have been registered under the Securities Act. The Seller also acknowledges that the Shares will be restricted for sale for six (6) months after the issuance. The Seller acknowledges that any certificates evidencing the Shares will contain a legend to the foregoing effect.

4.5 Seller has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Shares pursuant to the terms of this Agreement and is able to bear the economic risk of such acquisition, including a complete loss of its investment in the Shares.

4.6 Seller acknowledges that it has made detailed inquiries concerning Purchaser and its business, and that the officers of Purchaser have made available to the Seller any and all written information which it has requested and have answered to the Seller's satisfaction all inquiries made by the Seller.

4.7 The transactions provided for in this Agreement with respect to the Shares are not part of any pre-existing plan or arrangement for, and there is no agreement or other understanding with respect to, the distribution by the Seller of any of the Shares.

**5. <u>Representations and Warranties of ChanBond</u>**

5.1 ChanBond hereby represents and warrants to Purchaser, and acknowledges that Purchaser is entering into this Agreement in reliance thereon, as follows:

(a) ChanBond is duly formed, validly existing and in good standing under the laws of the State of Delaware, and has full limited liability company power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as currently proposed to be conducted.

(b) As of the Closing Date, ChanBond is a party to the pending litigation identified in **Schedule 5.1(b)**.

(c) As of the Closing Date the Contracts are in full force and effect and none of the respective parties to the Contracts are in breach of any material obligation under the Contracts.

(d) To ChanBond's knowledge, ChanBond is not a party nor bound by any contracts, agreements, promises or commitments except the assignments related to the Contracts.

(e) Other than the assignments related to the Contracts, ChanBond has no material assets. None of ChanBond's employees will continue with ChanBond after the Closing. ChanBond's bank accounts and the contents thereof will be transferred to Purchaser. Any amounts paid or payable to ChanBond (or any of its Affiliates) under licenses or other agreements or judgments entered into by or awarded to any Affiliates of ChanBond prior to the Closing Date, shall be retained as the exclusive property of such

Affiliates and after the Closing Date, ChanBond or any of its Affiliates will disclaim any interest therein.

## 6. Representations and Warranties of Purchaser

Purchaser, represents and warrants to the Seller and acknowledges that the Seller are entering into this Agreement in reliance thereon as follows:

6.1 Purchaser is duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as currently proposed to be conducted. The corporate governance documents of Purchaser (including but not limited to its Certificate of Incorporation, Bylaws and any Voting Rights Agreements, Stockholders' Agreements, Investors' Rights Agreements and the like) as in effect on the date hereof have been provided or made available to the Seller (the "**Purchaser Governance Documents**").

6.2 The Transaction Documents, when executed and delivered by Purchaser, shall constitute the valid and legally binding obligation of Purchaser, respectively, legally enforceable against Purchaser in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.3 The authorized capital stock of Purchaser consists of 6,000,000,000 shares of Common Stock and 10,000,000 shares of Convertible Preferred Stock, each having a par value of USD $0.001, of which 912,897,537 shares are issued and outstanding (exclusive of shares issued hereunder). Purchaser's fully-diluted capital structure before and after Closing is set forth in the capitalization table attached hereto as **Schedule 6.3**. All capital stock, preemptive rights, rights of first refusal, rights of co-sale, convertible, exercisable or exchangeable securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from Purchaser or any of its subsidiaries or Affiliates any capital stock of the Purchaser and/or any of its subsidiaries are set forth in detail on **Schedule 6.3**. Except for the transactions contemplated by this Agreement and the current Purchaser Governance Documents, there are no Liens, options to purchase, proxies, preemptive rights, convertible, exercisable or exchangeable securities, outstanding warrants, options, voting trust and other voting agreements, calls, promises or commitments of any kind and, Purchaser has no knowledge that any of the said stockholders owns any other stock, options or any other rights to subscribe for, purchase or acquire any capital stock of Purchaser from Purchaser or from each other.

6.4 All issued and outstanding capital stock of Purchaser has been duly authorized, and is validly issued and outstanding and fully-paid and non-assessable. The Shares, when issued and allotted in accordance with this Agreement: (a) will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, (b) will have the rights, preferences, privileges, and restrictions set forth in Purchaser's Certificate of Incorporation, Certificate of Designation and By-laws, and (c) will be issued free and clear of any Liens of any kind.

6.5 Purchaser is currently in material compliance with all applicable laws, including securities laws. Purchaser has timely filed all forms and reports required to be filed with the Securities Exchange Commission (the "**SEC**") including, without limitation, all exhibits required to be filed therewith, and has made available to the Seller true, complete and correct copies of all of the same so filed (including any forms, reports and documents incorporated by reference therein or filed after the date hereof, the "**Purchaser SEC Reports**"). For purposes hereof, such Purchaser SEC Reports shall be deemed delivered to Seller via the SEC's EDGAR database. The Purchaser SEC Reports: (i) at the time filed complied (or will comply when filed, as the case may be) in all material respects with the applicable requirements of the Securities Act and/or the Securities Exchange Act of 1934, as amended (the "**Exchange Act**") and the rules and regulations promulgated thereunder, and with the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, in each case applicable to such Purchaser SEC Reports at the time they were filed; and (ii) did not at the time they were filed (or, if later filed, amended or superseded, then on the date of such later filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

6.6 Purchaser has timely filed (or has been deemed to have timely filed pursuant to Rule 12b-25 under the Exchange Act) and made publicly available on the SEC's EDGAR system, and the Seller may rely upon, all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act and (ii) Section 906 of the Sarbanes Oxley Act of 2002 with respect to any documents filed with the SEC. Since the most recent filing of such certifications and statements, there have been no significant changes in Purchaser's internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act), or in other factors that could significantly affect its disclosure controls and procedures.

6.7 The financial statements (including footnotes thereto) included in or incorporated by reference into the Purchaser SEC Reports (the "**Purchaser Financial Statements**") were complete and correct in all material respects as of their respective filing dates, complied as to form in all material respects with the Exchange Act and the applicable accounting requirements, rules and regulations of the SEC promulgated thereunder as of their respective dates and have been prepared in accordance with United States generally accepted accounting principles ("**GAAP**") applied on a consistent basis during the periods involved (except as otherwise noted therein). The Purchaser Financial Statements fairly present the financial condition of Purchaser as of the dates thereof and results of operations, cash flows and stockholders' equity for the periods referred to therein (subject, in the case of unaudited Purchaser Financial Statements, to normal recurring year-end adjustments which were not and will not be material in amount). Without limiting the generality of the foregoing, (i) no independent public accountant of Purchaser has resigned or been dismissed as independent public accountant of Purchaser as a result of or in connection with any disagreement with Purchaser on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no executive officer of Purchaser has failed in any respect to make, without qualification, the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any form, report or schedule filed by Purchaser with the SEC since the enactment of the Sarbanes-Oxley Act and (iii) no enforcement action has been initiated or, to the knowledge of Purchaser, threatened against Purchaser by the SEC relating to disclosures contained in any

Purchaser SEC Report. There has been no change in Purchaser's accounting policies except as described in the notes to the Purchaser Financial Statements.

6.8 Purchaser is not in default and neither the execution and delivery of the Transaction Documents nor compliance by Purchaser with the terms and provisions hereof and thereof, will conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of: (i) the Purchaser Corporate Governance Documents, or (ii) any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which Purchaser is a party or by which it or any of its property is bound, or (iii) any law, statute, ordinance, regulation, order, writ, injunction, decree, or judgment of any court or any governmental department, commission, board, bureau, agency or instrumentality in any country in which Purchaser conducts business, with the exception of those judgments listed **Schedule 6.8**. Such execution, delivery and compliance with the Transaction Documents will not (a) give to others any rights, including rights of termination, cancellation or acceleration, in or with respect to any agreement, contract or commitment referred to in this paragraph, or to any of the properties of Purchaser, or (b) except for compliance with any applicable requirements under the Securities Act, the Exchange Act and any requirements of the Over-the-Counter Bulletin Board ("**OTCBB**"), no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Body or any other Person is required by or with respect to Purchaser in connection with the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated hereby and thereby, which consent or approval has not heretofore been obtained or will be obtained by Closing. To the knowledge of Purchaser, no third party is in default under any agreement, contract or other instrument or document to which Purchaser is a party. To the knowledge of Purchaser, Purchaser is not a party to or bound by any order, judgment, decree or award of any Governmental Body.

6.9 No action, proceeding or governmental inquiry or investigation is pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its officers, directors or employees (in their capacity as such or as shareholders, if applicable), or against any of Purchaser's properties, including, without limitation, assets, licenses and rights transferred to Purchaser under any written agreement or other binding undertaking, or with regard to Purchaser's business, before any court, arbitration board or tribunal or administrative or other governmental agency, nor does Purchaser believe that there is any basis for the foregoing.

## 7. Survival; Indemnification; Limitation of Liability; No Consequential Damages

7.1 The representations and warranties of each Party hereunder shall survive the Closing and remain in effect for a period of one (1) year thereafter.

7.2 Indemnification. The Seller, on the one side, and Purchaser on the other side (as applicable, the "**Indemnifying Party**") agree to indemnify and hold harmless the Parties of the other side and their respective Affiliates (as applicable, the "**Indemnified Parties**"), against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any breach of any of such Party's representations or warranties herein, misrepresentation or warranty or breach or failure by the Indemnifying Party to comply with any covenants or

agreement made by it herein, in the other Transaction Documents or in any other document furnished by it to any of the foregoing in connection with this transaction and (b) any action for securities law violations instituted by an Indemnifying Party which is finally resolved by judgment against such Indemnifying Party.

7.3 Mechanics of Indemnification. Whenever any claim arises for indemnification under this Agreement or an event which may result in a claim for such indemnification has occurred, the Indemnified Party(ies) will promptly notify the Indemnifying Party of the claim and, when known, the facts constituting the basis for such claim. The Indemnifying Party shall have the obligation to dispute and defend all such Third Party claims and thereafter so defend and pay any adverse final judgment or award or settlement amount in regard thereto. Such defense shall be controlled by the Indemnifying Party, and the cost of such defense shall be borne by the Indemnifying Party, provided that the Indemnified Parties shall have the right to participate in such defense at their own expense, unless the Indemnified Parties require their own attorney due to a conflict of interest, in which case, the expense of a single law firm acceptable to such Indemnified Party will be borne by the Indemnifying Party. The Indemnified Parties shall cooperate in all reasonable respects in the investigation, trial and defense of any such claim at the cost of the Indemnifying Party. If the Indemnifying Party fails to take action within thirty (30) days of notice, then the Indemnified Parties shall have the right to pay, compromise or defend any third party claim, such costs to be borne by the Indemnifying Party. The Indemnified Parties shall also have the right and upon delivery of ten (10) days advance written notice to such effect to the Indemnifying Party, exercisable in good faith, to take such action as may be reasonably necessary to avoid a default prior to the assumption of the defense of the Third Party claim by the Indemnifying Party, and any reasonable expenses incurred by the Indemnified Parties so acting shall be paid by the Indemnifying Party. The Indemnifying Party will not settle or compromise any Third Party claim without the prior written consent of the Indemnified Parties, not to be unreasonably withheld.

7.4 Purchaser Indemnification. Purchaser and ChanBond shall indemnify and hold the Seller harmless with respect to any loss, expense, cost, damage and settlement (collectively, "**Indemnified Expenses**") caused to Seller as a result of Purchaser's or ChanBond's or its Affiliates' actions or omissions with respect to the Patents following the Closing Date, provided Seller is not determined to responsible for such actions as a result of their fraud or intentional misconduct. In particular, in the event that the enforcement or other activities with the Patents results in litigation or other dispute resolution processes with one or more Third Parties, with Seller being required to be involved or liable for the expenses arising through actions of ChanBond (*e.g.*, being added as a party to the process, even if such joinder is improper, or being subject to Third Party discovery requests or otherwise having any exposure for any claims arising through activities of ChanBond), Purchaser and ChanBond shall, at Seller's request, indemnify Seller all of Seller's Indemnified Expenses arising from that involvement.

7.5 Limitation of Liability. SELLER'S TOTAL LIABILITY UNDER THE TRANSACTION DOCUMENTS WILL NOT EXCEED THE CASH CLOSING CONSIDERATION ACTUALLY RECEIVED BY SELLER HEREUNDER. THE PARTIES ACKNOWLEDGE THAT THIS LIMITATION ON POTENTIAL LIABILITIES WAS AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THE TRANSACTION DOCUMENTS.

7.6 Limitation on Consequential Damages. NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS EMPLOYEES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

## 8. Miscellaneous

8.1 Each of the Parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of the Transaction Documents and the intentions of the Parties as reflected thereby.

8.2 Governing Law; Arbitration; Prevailing Party. This Agreement and all claims or causes of action that may be based upon, arise out of or relate to this Agreement or the Collateral Agreements will be construed in accordance with and governed by the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such State without regard to conflicts of laws principles thereof. Any dispute arising under or in connection with any matter of any nature (whether sounding in contract or tort) relating to or arising out of this Agreement, shall be resolved exclusively by arbitration. The arbitration shall be in conformity with and subject to the applicable rules and procedures of the American Arbitration Association. The arbitration shall be conducted before a panel of three (3) arbitrators, with one arbitrator to be selected by each of Seller and Buyer and the third arbitrator to be selected by the arbitrators selected by the Parties. The Parties agree to be (a) subject to the exclusive jurisdiction and venue of the arbitration in the Eastern District of Texas (b) bound by the decision of the arbitrator as the final decision with respect to the dispute, and (c) subject to the jurisdiction of both of the federal courts of the United States of America or the courts sitting in the Eastern District in the State of Texas for the purpose of confirmation and enforcement of any award. The prevailing party in any arbitration shall be entitled to recover its costs and expenses (including attorney's fees and expenses) from the non-prevailing party.

8.3 Limitations on Assignment. Except as expressly permitted in this Section, none of Purchaser or ChanBond may grant or assign any rights or delegate any duties under this Agreement to any Third Party (including by way of a "change in control") or may sell, transfer, or spin-off any of the interests in ChanBond or any of its material assets without the prior written consent of Seller. Notwithstanding the foregoing, Purchaser shall be permitted to transfer or assign) its rights, interests and obligations under this Agreement, as applicable, without Seller's prior written consent as part of a sale of all or substantially all of its business, equity to, or a change in control transaction with a Third Party acquirer (an "**M&A Transaction**", and an "**Acquirer**," respectively); provided that (a) such transfer or assignment is subject to all of the terms and conditions of this Agreement; and (ii) such Acquirer executes a written undertaking towards Seller agreeing to be bound by all of the terms and conditions of this Agreement with respect to the rights being transferred or assigned. Except as otherwise expressly limited herein,

the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, and administrators of the Parties hereto.

8.4 This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled. Any term of this Agreement may be amended only with the written consent of all Parties thereto. The observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the party against which such waiver is sought.

8.5 All notices and other communications required or permitted hereunder to be given to a Party to this Agreement shall be in writing and shall be faxed, emailed or mailed by registered or certified mail, postage prepaid, or prepaid air courier, or otherwise delivered by hand or by messenger, addressed to such Party's address as set forth above; or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision. Any notice sent in accordance with this Section shall be effective (i) if mailed, seven (7) business days after mailing, (ii) if by air courier two (2) business days after delivery to the courier service, (iii) if sent by messenger, upon delivery, and (iv) if sent via facsimile or email, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt (provided, however, that any notice of change of address shall only be valid upon receipt).

8.6 No delay or omission to exercise any right, power, or remedy accruing to any Party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the Parties, shall be cumulative and not alternative.

***[Signature Page Follows]***

IN WITNESS WHEREOF the Parties have signed this Agreement as of the date first hereinabove set forth.

SELLER: **DEIRDRE LEANE**

By: Deirdre Leane
Name: DEIRDRE LEANE
Date: 27 October 2015

PURCHASER: **UNIFIEDONLINE, INC.**

By: [signature]
Name: Rob Howe
Title: CEO
Date: 27 October, 2015

CHANBOND: **CHANBOND, LLC**

By: Deirdre Leane
Name: DEIRDRE LEANE
Title: MANAGER
Date: 27 October 2015

IN WITNESS WHEREOF the Parties have signed this Agreement as of the date first hereinabove set forth.

SELLER: **DEIRDRE LEANE**

By: Deirdre Leane
Name: DEIRDRE LEANE
Date: 27 October 2015

PURCHASER: **UNIFIEDONLINE, INC.**

By: [signature]
Name: Rob Howe
Title: CEO
Date: 27 October, 2015

CHANBOND: **CHANBOND, LLC**

By: Deirdre Leane
Name: DEIRDRE LEANE
Title: MANAGER
Date: 27 October 2015

**SCHEDULE 1.3**

**Contracts**

1. ChanBond, LLC – CBV, Inc. Patent Purchase Agreement dated April 9, 2015
2. ChanBond, LLC – Bentham IMF Litigation Funding Agreement dated September 9, 2015
3. ChanBond, LLC - IPNAV, LLC Advisory Services Agreement dated April 9, 2015
4. ChanBond, LLC - Mishcon de Reya Retention Agreement dated April 20, 2015
5. ChanBond, LLC - Bayard Law Engagement Agreement dated June 8, 2015
6. ChanBond, LLC - Ascenda Law Group Engagement Agreement dated July 14, 2015

**SCHEDULE 2.2.1**

**Interest Transfer Deed**

**FOR VALUE RECEIVED**, the undersigned, Deirdre Leane ("**Transferor**") hereby assigns, transfers and conveys all of its membership interests in ChanBond, LLC, a Delaware limited liability company (the "**Interests**") to UnifiedOnline, Inc., a Delaware corporation ("**Transferee**") and Transferee hereby accepts the above mentioned Interests.

In witness whereof, we affix our signatures hereto this 27th day of October, 2015.

Transferor:

Deirdre Leane
**Deirdre Leane**

27. October 2015
Date

Witness:

Joseph Ghally
Name: Joseph Ghally

10/27/2015
Date

Transferee:

**UnifiedOnline, Inc.**

10-27-2015
Date

Witness:

Name: B.J. Rodriguez
10-27-2015
Date

# SCHEDULE 2.2.3

## UnifiedOnline, Inc.'s Board of Directors Resolutions

STATEMENT OF UNANIMOUS
CONSENT TO ACTION TAKEN IN
LIEU OF A
SPECIAL MEETING OF THE BOARD OF
DIRECTORS OF
UNIFIEDONLINE, INC.

In lieu of a special meeting of the board of directors (the "Board") of UnifiedOnline, Inc., a Delaware corporation (the "Corporation"), and in accordance with the Bylaws of the Corporation and §141(f) of the General Corporation Law of the State of Delaware, the undersigned, being all of the members of the Board, do hereby consent to the adoption of, and do hereby adopt, the following resolutions and declare them to be in full force and effect as if they had been duly adopted at a meeting of the Board, duly called, noticed and held:

**WHEREAS**, the Board deems it to be in the best interests of the Corporation to enter into a Purchase Agreement dated October 26, 2015 (the "Agreement"), in connection with the acquisition of ChanBond, LLC ("ChanBond"), a Delaware limited liability company, the owner of that certain portfolio of Intellectual Property, known as the "ChanBond" patent portfolio, more particularly described as follows:

> The Corporation and CHANBOND agree to an acquisition by the Corporation of 100% of the membership interests of CHANBOND for consideration generally defined as: 44,700,000 shares of the common stock of the Corporation , plus a $5MM 5-Year No-Interest Promissory Note, with a Maturity Date of October 27, 2020..

**NOW, THEREFORE BE IT RESOLVED**, that the Corporation is hereby authorized to enter into the Agreement and the Note.

**FURTHER RESOLVED**, that any executive officer of the Corporation be, and hereby is authorized, empowered and directed, from time to time, to take such additional action and to execute, certify and deliver to the transfer agent of the Corporation, as any appropriate or proper to implement the provisions of the foregoing resolutions; and be it

**FURTHER RESOLVED**, that this Consent may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument, and that counterpart signature pages transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing an original signature.

**IN WITNESS WHEREOF**, the undersigned members of the Board have executed this Consent as of October 26, 2015.

______________________________

Robert M. Howe, III

## SCHEDULE 2.2.7

## Common Interest Agreement

THIS COMMON INTEREST AGREEMENT ("**Agreement**") is entered into as of April 9, 2015, by and among **ChanBond, LLC** (the "**Company**") having its principal offices at 2633 McKinney Avenue, Suite 130-501, Dallas, Texas 75204; **UnifiedOnline, Inc.** ("**UnifiedOnline**"), having its principal offices at 4126 Leonard Drive, Fairfax, Virginia 22030; and **Deirdre Leane ("Leane")**, located at 2525 Carlisle Street, Suite 439, Dallas, Texas 75201.

1. Background.

1.1. Company, Unified and Leane are sometimes referred to herein as a "**party**" or the "**parties**" and are presently negotiating the closing of an agreement under which UnifiedOnline will purchase Company from Leane and continue to enforce and license patents and related rights owned by the Company "**IP Rights**" and the "**Patent Matters**" respectively).

1.2. The parties have a common legal interest in upholding the validity and enforceability of the IP Rights, for purposes of enforcement. The parties anticipate they will enforce inherent rights of the IP Rights against third parties through litigation. The parties have agreed to treat their communications and those of their counsel relating to the Patent Matters as protected by the common interest doctrine. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of privileged information and attorney work product developed by the parties and their respective counsel.

2. Common Interest.

2.1. The parties have a common, joint and mutual legal interest in the monetization of valid and enforceable patents. In furtherance of that common interest, the parties will cooperate with each other, to the extent permitted by law, to share information protected by the attorney-client privilege, the work product doctrine, or other applicable privilege or immunity with respect to the Patent Matters. Any counsel or consultant retained by a party or their counsel to assist in the Patent Matters shall be bound by, and entitled to the benefits of this Agreement.

2.2. In order to further their common interest, the parties and their counsel may exchange privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, evidence of use materials, claims charts, prosecution history files and other information (hereinafter "**Common Interest Materials**"). The sole purpose of the exchange of the Common Interest Materials is to support the parties' common interest with respect to the enforcement for the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection. Nothing in this Agreement requires a party to share information with the other party.

3. Nondisclosure.

3.1. The parties and their counsel shall use the Common Interest Materials solely in connection with the Patent Matters and shall take appropriate steps to protect the privileged and confidential nature of the Common Interest Material. No party nor

their respective counsel shall produce privileged documents or information unless or until directed to do so by a final order of a court of competent jurisdiction, or upon the prior written consent of the other party. No privilege or objection shall be waived by a party hereunder without the prior written consent of the other party.

3.2. Except as herein provided, in the event that either party or its counsel is requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceedings (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Common Interest Materials, the party or its counsel shall assert all applicable privileges, including, without limitation, the common interest doctrine, and shall immediately inform the other party and the other party's counsel of the request or requirement to disclose.

**4. <u>Relationship; Additions; Termination.</u>**

4.1. This Agreement does not create any agency or similar relationship among the parties. Through the term of the agreement between the parties, or any other agreement requiring confidentiality, (whichever term is longer), no party nor their respective counsel has the authority to waive any applicable privilege or doctrine on behalf of any other party.

4.2. Nothing in this Agreement affects the separate and independent representation of each party by its respective counsel or creates an attorney-client relationship between the counsel for a party and the other party to this Agreement.

4.3. This Agreement shall continue until terminated upon the written request of either party. Upon termination, each party and their respective counsel shall return any Common Interest Material furnished by the other party. Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination. Sections 3 and 5 shall survive termination of this Agreement.

5. <u>General Terms.</u>

5.1. This Agreement is governed by the laws of the State of Delaware, without regard to its choice of law principles to the contrary. In the event any provision of the Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

5.2. The parties agree that a breach of this Agreement would result in irreparable injury, that money damages would not be a sufficient remedy and that the disclosing party shall be entitled to equitable relief, including injunctive relief, as a non-exclusive remedy for any

such breach.

5.3. Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service as set forth below, and shall be deemed to have been given on the day received:

ChanBond, LLC
2633 McKinney Avenue
Suite 130-501
Dallas, TX 75204

UnifiedOnline, Inc.
4126 Leonard Drive
Fairfax, VA 22030

Deirdre Leane
2525 Carlisle Street
Suite 439
Dallas, TX 75201

5.4. This Agreement is effective and binding upon each party as of the date it is signed by or on behalf of a party and may be amended only by a writing signed by or on behalf of each party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.

***The remainder of this page has been intentionally left blank.**

IN WITNESS WHEREOF, CHANBOND, LLC, UNIFIEDONLINE, INC. and DEIRDRE LEANE have executed this Common Interest Agreement by their duly authorized representatives.

CHANBOND, LLC
By: Deirdre Leane
(Signature)

Name: DEIRDRE LEANE

Title: MANAGER

UNIFIEDONLINE, INC.
By: ______________________
(Signature)

Name: Rob Howe

Title: CEO

DEIRDRE LEANE
By: Deirdre Leane
(Signature)

Name: DEIRDRE LEANE

Title: DR.

## SCHEDULE 2.2.8

## Promissory Note

**THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.**

**UNIFIEDONLINE, INC.**

**PROMISSORY NOTE**

Principal Amount: $5,000,000 Original Issuance Date: October 27, 2015

FOR VALUE RECEIVED UnifiedOnline, Inc., a Delaware corporation (the "Company"), promises to pay to Deirdre Leane, an individual, of 2525 Carlisle St., Suite 439, Dallas, TX 75201 (the "Holder") an aggregate principal amount of Five Million Dollars ($5,000,000.00) (representing the Cash Payment as provided for and defined in the Interest Sale Agreement dated as of the date hereof (the "Interest Sale Agreement"), to which the Company and the Holder are parties) payable on or prior to October 27, 2020 (the "Maturity Date"), provided, however, that if this Note is not paid in full by the Maturity Date, the aggregate principal amount of this Note shall be increased by Twenty Five Thousand Dollars ($25,000.00) for each month such payment is delayed (or *pro rata* portion thereof) until paid in full (the "New Principal Balance").

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Event of Default.

(a) For purposes of this Note, an "Event of Default" means:

(i) the Company shall default in the payment of principal on this Note on or prior to the applicable Maturity Date; or

(ii) the Company shall be in breach of any obligation, covenant or representation made in this Note or the Interest Sale Agreement; or

(iii) the Company shall (a) become insolvent; (b) dissolve or terminate its existence; (c) admit in writing its inability to pay its debts generally as they mature; (d) make an assignment for the benefit of creditors or commence proceedings for its

dissolution; or (e) apply for or consent to the appointment of a trustee, liquidator, receiver or similar official for it or for a substantial part of its property or business; or

(iv) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(v) any governmental agency or any court of competent jurisdiction at the insistence of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

(vi) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding.

Upon the occurrence of an Event of Default, the entire unpaid and outstanding indebtedness due under this Note shall be immediately due and payable without notice and Holder shall be entitled to such additional rights and remedies as are provided by law.

Until the Note is paid in full, the Company shall be obligated to make payments on this Note to the Holder from 100% of any Net Revenues (as defined below) within thirty (30) calendar days after each calendar month commencing with the calendar month ending October 31, 2015.

"***Net Revenues***" shall mean the total aggregate Gross Recoveries less the total aggregate amount of costs and expenses - incurred by or on behalf of the Company in connection with the monetization, enforcement and/or sale of the Assigned Patent Rights of the ChanBond, LLC patent portfolio (described in Exhibit A) - which are exclusively limited to: (a) the reasonable fees and expenses of litigation counsel; (b) the reasonable fees and expenses of licensing counsel (c) the reasonable fees and expenses of any re-examination or other patent prosecution counsel; (d) reasonable expert fees, court costs, deposition costs and other reasonable costs and expenses related to the maintenance, prosecution, enforcement, and licensing of the Patents; and (e) the reasonable fees and expenses of any other advisors or agents which the Parties mutually agree are required and the repayment of litigation financing.

Notwithstanding anything to the contrary contained in this Note, in no event shall the total of all charges payable under this Note, which are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged under applicable law. Should the Holder receive any payment which is or would be in excess of that permitted to be charged under any such applicable law, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied to reduce the principal balance outstanding on this Note.

(b) As soon as possible and in any event within two days after the Company becomes aware that an Event of Default has occurred, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

2. Prepayment. The Company may prepay this Note at any time, in whole or in part, without penalty or premium.

3. Miscellaneous.

(a) Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company and, in the case of mutilation, on surrender and cancellation of this Note (or what remains thereof), the Company shall execute and deliver, in lieu of this Note, a new note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date of this Note.

(b) Payment. All payments under this Note shall be made in lawful tender of the United States no later than 5:30 pm, Eastern Standard Time, on the date on which such payment is due, by wire transfer of immediately available funds to the account identified by the Holder. Time is of the essence as to all dates set forth herein, provided, however, that whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest.

(c) Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d) Waiver and Amendment. Any provision of this Note may be amended, waived or modified only by an instrument in writing signed by the party against which enforcement of the same is sought.

(e) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:

UnifiedOnline, Inc.
4126 Leonard Drive
Fairfax, VA 22030

To the Holder:

Deirdre Leane
2525 Carlisle St.
Suite# 439
Dallas, TX 75201

(f) Expenses; Attorneys' Fees. If action is instituted to enforce or collect this Note, the Company promises to pay or reimburse all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by the Holder in connection with such action.

(g) Successors and Assigns. This Note may not be assigned or transferred by the Company without the express written consent of the Holder. This Note may only be assigned or transferred by Holder subject to applicable securities laws. Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties.

(h) No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Holder, any right, option, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, option, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, option, remedy, power or privilege. The rights, options, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, options, remedies, powers and privileges provided by law.

(i) Governing Law; Jurisdiction. THE PARTIES HEREBY AGREE THAT THIS NOTE IS MADE AND ENTERED INTO IN THE STATE OF DELAWARE AND FURTHER AGREE THAT ALL ACTS REQUIRED BY THIS NOTE AND ALL PERFORMANCE HEREUNDER ARE INTENDED TO OCCUR IN THE STATE OF DELAAWARE. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE STATE OR FEDERAL COURTS OF THE STATE OF DELAWARE OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, (A) ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON EACH PARTY DULY SERVED WITH PROCESS THEREIN AND MAY BE ENFORCED IN THE COURTS OF THE JURISDICTION OF WHICH EITHER PARTY OR ANY OF THEIR PROPERTY IS

SUBJECT, BY A SUIT UPON SUCH JUDGMENT. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written by its duly authorized officer.

UNIFIEDONLINE, INC.

By: ______________________________
Name: Robert M. Howe III
Title: CEO

# EXHIBIT A

| | |
|---|---|
| US Patent No. 7346918 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Patent No. 7941822 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Patent No. 8341679 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Patent No. 8984565 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Patent No. 9015774 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Application No. 13/799,749 October 10, 2013* | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Application No. 14/167,289 Filed January 29, 2014 | Intelligent device system and method for distribution of digital signals on a wideband signal distribution system |
| US Application - 10/346,571 (Abandoned – CIP of 09/824,531) | |
| US Application - 09/824,531 (Abandoned – CIP of 7346918) | |
| PCT/US2001/049629 (Expired – no national phase) | |
| PCT/US2002/009863 (Expired – no national phase) | |

*Publication Date

# SCHEDULE 3.3

## Company Agreements

**SCHEDULE 5.1(b)**

**Pending Litigation**

1. ChanBond, LLC v. WaveDivision Holdings, LLC, Civil Case No. 1:15-cv-00853
2. ChanBond, LLC v. Comcast Corporation et al, Civil Case No. 1:15-cv-00848
3. ChanBond, LLC v. Charter Communications, Inc., Civil Case No. 1:15-cv-00847
4. ChanBond, LLC v. WideOpen West Finance, LLC, Civil Case No. 1:15-cv-00854
5. ChanBond, LLC v. Cequel Communications, LLC, Civil Case No. 1:15-cv-00846
6. ChanBond v. RCN Telecom Services, LLC, Civil Case No. 1:15-cv-00851
7. ChanBond v. Cox Communications, Inc. et al, Civil Case No. 1:15-cv-00849
8. ChanBond v. Time Warner Cable Inc. et al, Civil Case No. 1:15-cv-00852
9. ChanBond v. Mediacom Communications Corporation, Civil Case No. 1:15-cv-00850
10. ChanBond v. Bright House Networks, LLC, Civil Case No. 1:15-cv-00843
11. ChanBond v. Cablevision Systems Corporation et al, Civil Case No. 1:15-cv-00845
12. ChanBond v. Cable One, Inc., Civil Case No. 1:15-cv-00844
13. ChanBond v. Atlantic Broadband Group, LLC, Civil Case No. 1:15-cv-00842

**SCHEDULE 6.3**

**Capitalization Table**

Exhibit A

# UnifiedOnline, Inc. - 6,000,000,000 authorized shares
## Cap Table (10.26.15)

| Common Stock | Current | Own % |
|---|---|---|
| Restricted | 904,088,389 | 99.0% |
| Float | 8,809,148 | 1.0% |
| Common shares O/S | 912,897,537 | |

| Series | $0.00750 | $ 12.000 | $ 60.000 | Total | Expiration Date |
|---|---|---|---|---|---|
| N | 205,805,872 | | | 205,805,872 | 09/30/16 |
| O | | 68,452 | | 68,452 | 11/23/16 |
| Q | | 7,770 | | 7,770 | 02/08/17 |
| R | | | 37,004 | 37,004 | 06/30/17 |
| Total | 205,805,872 | 76,222 | 37,004 | 205,919,098 | |

| $ value if converted | Warrants Exercise Price | Shares |
|---|---|---|
| $ 1,543,544 | $0.00750 | 205,805,872 |
| $ 914,664 | $12.000 | 76,222 |
| $ 2,220,240 | $60.000 | 37,004 |
| $ 4,678,448 | Total Warrants | 205,919,098 |

| Vested | Stock Options | O/S | |
|---|---|---|---|
| | | 7,232 | |
| 0 | | Total O/S Options | 7,232 |

| | |
|---|---|
| Preferred Stock - Series B | 1,567 |
| Preferred Stock - Series AA (0 shares) | |
| Fully Diluted Shares before convertible debt | 1,118,825,434 |

| Convertible debt | | At prevailing share price | Conversion Price |
|---|---|---|---|
| Tangiers | $ 68,750 | 13,750,000 | 22,916,667 |
| JMJ | $ 30,500 | 6,100,000 | 10,166,667 |
| KBM | $ 53,232 | 10,646,394 | 18,234,290 |
| Vis Vires | $ 34,100 | 6,820,000 | 11,680,749 |
| | $ 186,582 | 37,316,394 | 62,998,372 |

| | |
|---|---|
| Fully Diluted Shares after convertible debt | 1,181,823,806 |

**SCHEDULE 6.8**

**Judgments**

1. Two judgments held by FedEx being pursued in the General District Court of Fairfax County, Virginia; and the Circuit Court of Fairfax County, Virginia, respectively:

   *FedEx Customer Information Services, Inc. vs. Iceweb Storage Corporation fka Inline Corporation,* In the Circuit Court of Fairfax County, Virginia, Case No. CL2010-7512 – Judgment awarded $16,321.66 plus interest and costs.

   *FedEx Customer Information Services, Inc. vs. Iceweb, Inc.,* In the General District Court of Fairfax County, Virginia, Case No. GV10-023543-00 – Judgment awarded $12,900.95 plus $58 in costs.

2. Judgment held by i-Cubed:

   *i-Cubed information, integration and imagins, LLC aka i-Cubed, information, integration and imagins, LLC vs. Iceweb Storage Corporation,* in the General District Court of Fairfax County, Case No. GV12-019582-00 – Judgment awarded of $12,920.60, plus interest and costs.

3. Judgment held by Pellegrino and Associates:

   *Pellegrino and Associates vs. Iceweb, Inc.,* in the Marion County Superior Court No. 12, Marion County, Indiana, Case No. 49D12-1408-CC-2714 – Judgment awarded of $20,158.73 plus interest and costs.